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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of  Report: May 10, 1996
                Date of earliest event reported:  April 30, 1996




                         CHADMOORE WIRELESS GROUP, INC.
             (Exact name of registrant as specified in its charter)





        Colorado                  33-14841-D                84-1058165
        --------                  ----------                ----------
(State or jurisdiction      (Commission File No.)        (I.R.S. Employer
  of incorporation or                                     Identification
     organization)                                            Number)

          4720 Polaris Street, Las Vegas, Nevada        89103
         (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code  (702) 891-5255
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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

On April 30, 1996, David J. Chadwick resigned as a Director and Executive Officer of the Registrant and from similar positions with affiliates of the Registrant. A copy of his resignation is attached hereto at Exhibit 17.1. This resignation follows the Registrant's recent discovery that Mr. Chadwick was convicted by the Superior Court of the State of California, North County, San Diego of a felony, insurance fraud, pursuant to California Penal Code Section 548, Case Number CRN 24129, dated December 22, 1992. On May 2, 1996, Mr. Chadwick, through counsel, filed with the court a Motion to Withdraw his guilty plea.

The Registrant accepted the resignation of Mr. Chadwick, and is taking appropriate steps to rectify its unknowing failure to disclose the above-mentioned matter. In addition, the Registrant is negotiating an appropriate settlement with Mr. Chadwick of his interests in the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)     Financial Statements

              None.

      (b)     Exhibits

Exhibit Number and Brief Description

      17.1    Resignation of David J. Chadwick dated April 30, 1996.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CHADMOORE WIRELESS GROUP, INC.


                                        /s/  Robert W. Moore
                                        ------------------------------------
                                        Robert W. Moore, President


Date: May 10, 1996





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                              INDEX TO EXHIBITS



Number                Description
- - -------               -----------
 17.1       Resignation of David J. Chadwick dated April 30, 1996.